                                                                   Exhibit 10.13


                              AMENDMENT NO.1 TO THE
                 SEVERANCE AND SETTLEMENT AGREEMENT AND RELEASE

      This AMENDMENT AGREEMENT (the 'Amendment") is entered into by and between Netrix Corporation (the "Company") and Charles W. Stein (the "Employee'.) as of the 6th day of August, 1997.

      WHEREAS, the parties entered into the Severance and Settlement Agreement and Release, dated March 31, 1997 (the "Agreement"), to resolve amicably the Employee's separation from the Company and establish the terms of the Employee's severance arrangement; and

      WHEREAS, the parties desire to amend certain terms of the Agreement;

      NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

      1. Stock Options. The Company shall amend and reissue certain options to
         -------------
purchase shares of the Company's stock as follows:

                  Original Total No.       New Option        New Exercise
 Grant Date           of Shares              Amount             Price
      9/95              30,000               19,577             $2.25
                                             10,423              2.56

      3/96              37,500               24,471             $2.25
                                             13,029              4.75

      The above options shall be 100% vested immediately upon issuance. The period for exercising the vested options shall terminate on January 9, 1998, at which time all unexercised options shall terminate. The options listed above with an exercise price of $2.25, to purchase an aggregate of 44,048 shares of the Company's Common Stock, shall be referred to, collectively, as the "Options".

      2. Office Furniture. The Company shall sell to the Employee, and the
         ----------------
Employee shall purchase from the Company, the office furniture and equipment referenced in Section 4(g) of the Agreement, in exchange for reduction in the amount of $3,000 of the total severance amount payable to the Employee pursuant to Sections 3 and 4(d) of the Agreement.

      3. Severance Payments. The Employee agrees to execute the Options
         ------------------
simultaneously with the execution of this Amendment and the Employee and the Company agree that the aggregate exercise price of such Options shall be paid by the cancellation of the Company's obligation to pay the Employee the amounts set forth in Sections 3 and 4(d) of the Agreement (as reduced by Section 2 above). The Employee further acknowledges and agrees that no further severance payments, as set forth in Sections 3 and 4 of the Agreement, shall be made by the Company. The Employee hereby releases the Company from any claims relating to his rights to receive such payments under this Agreement.

      4. Termination of Obligations. The Company and the Employee agree that:
         --------------------------

            (a) the obligations of the Company under Sections 3, 4(d) and 4(f) of the Agreement are hereby terminated; and

            (b) the obligations of the Employee under the second and third sentences of Section 3 of the Agreement are hereby terminated.

      5. Amendment. This Amendment shall be binding upon the parties and may not
         ---------
be amended except by an instrument in writing signed by each party hereto. This Amendment is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

      6. Status of Agreement. The parties affirm that, other than as amended
         -------------------
herein, the terms and conditions of the Agreement shall remain in effect as stated therein. If any terms of the Agreement are inconsistent with the terms of this Amendment, the terms of this Amendment shall prevail.

      7. Voluntary Assent. The Employee affirms that no other promises or
         ----------------
agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Amendment, and that he fully understands the meaning and intent of this Amendment. The Employee states and represents that he has had an opportunity to fully discuss and review the terms of this Amendment with an attorney. The Employee further states and represents that he has carefully read this Amendment, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.



      IN WITNESS WHEREOF, all parties have set their hand and seal to this Agreement as of the date written above.

                                                      /s/ Charles W. Stein
                                               ---------------------------------
                                               Charles W. Stein


                                               NETRIX CORPORATION


                                               By:    /s/Lynn C. Chapman
                                                  ------------------------------
                                                  Lynn C. Chapman, President

                                     - 2 -